Exhibit 99.4

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the registration statements on Form S-8 (Nos. 333-156884, 333-138590, 333-145283, 333-150871 and 333-149747) and Form S-3 (No. 333-149798) of Globalstar, Inc. of our report dated March 31, 2009 (except for Note 19, as to which the date is August 20, 2009), with respect to the consolidated financial statements of Globalstar, Inc., and the effectiveness of internal control over financial reporting, appearing in this Current Report on Form 8-K of Globalstar, Inc.

Crowe Horwath LLP

Oak Brook, Illinois

August 20, 2009